Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-52364 and No. 33-52366.



                                                   ARTHUR ANDERSEN LLP

                                                  /s/ Arthur Andersen LLP
     Minneapolis, Minnesota
        June 27, 1997